EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT made this 11th day of March, 1997 ("Effective Date"), by and between GST USA, INC., a Delaware corporation (the "Corporation") with its principal office at 4317 N.E. Thurston Way, Vancouver, Washington 98662, and JOSEPH BASILE, residing at 14201 Secluded Lane, North Potomac, Maryland 20878 (the "Executive").

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Corporation desires to employ Executive, and Executive desires to undertake such employment, upon the terms and subject to the conditions of this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

                  1. EMPLOYMENT OF EXECUTIVE. The Corporation hereby employs Executive as its Chief Operating Officer to perform the duties and responsibilities incident to such position, subject at all times to the control and direction of the Board of Directors of the Corporation (the "Board") and the Chief Executive Officer of the Corporation (the "CEO"). Executive shall be elected the President and Chief Operating Officer of GST Telecommunications, Inc. ("GST") contemporaneously with the execution and delivery of this Agreement and shall continue to be elected and employed as such throughout the Term (as hereinafter defined), subject at all times to the control and direction of the Board of Directors of GST (the "GST Board") and the Chief Executive Officer of GST ("GST CEO").

                  2.       ACCEPTANCE  OF   EMPLOYMENT;   TIME  AND   ATTENTION.
Executive  accepts such  employment  and throughout the period of his employment hereunder shall devote his full time, attention, knowledge and skills, faithfully, diligently and to the best of his ability, in furtherance of the business of the Corporation, its parent corporation, GST, and GST's subsidiaries (collectively, the "GST Companies"), and will perform the duties and responsibilities assigned to him pursuant to Paragraph 1 hereof, subject, at all times, to the direction and control of the Board and the CEO. As the Chief Operating Officer of the Corporation and President and Chief Operating Officer of GST, Executive shall perform such specific duties and shall exercise such specific authority related to the management of the day-to-day operations of the Corporation and GST consistent with such positions as may be assigned to Executive from time to time by the Board and the CEO with respect to his position(s) with the Corporation and as may be assigned to him by the GST Board and the GST CEO with respect to his positions with GST. Executive shall at all times be subject to, observe and carry out such rules, regulations, policies, directions and restrictions as the GST Companies shall from time to time establish, provided that they are not inconsistent with the terms of this Agreement. During the period of his employment hereunder, Executive shall not, directly or indirectly, accept employment or compensation from, or perform services of any nature for, any business enterprise other than the GST Companies. Executive shall be elected to such offices of the GST Companies as may from time to time be determined by the GST Board. During the period of Executive's employment hereunder, he shall not be entitled to



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
additional compensation for serving in any offices of the GST Companies to which he is elected or appointed. While it is anticipated that Executive's duties will primarily be performed in Vancouver, Washington, Executive will be required to travel on a regular basis to perform such duties, including without limitation, to other offices of the GST Companies.

                  3. TERM. Except as otherwise provided herein, the term of Executive's employment hereunder shall commence on the date hereof and shall continue to and include the day preceding the fifth anniversary date thereof ("Term").

                  4. COMPENSATION. As compensation for his services hereunder, the Corporation shall pay to Executive (i) a base salary at the rate of $250,000 per annum, or such greater amount as may be determined from time to time by the GST Board based upon annual reviews of the performance of Executive's duties hereunder, payable in equal installments no less frequently than semi-monthly; and (ii) incentive compensation, in such amount (not to exceed 60% of Executive's then current base salary) as is determined by the GST Board (or the Compensation Committee thereof) in its sole discretion, based upon the achievement by the GST Companies of the Performance Objectives (as hereinafter defined). For the purposes of this Agreement, Performance Objectives shall mean those objectives relating to the operations of the GST Companies for each six-month period during the term hereof (each a "Measuring Period") mutually determined by the GST CEO and Executive. The GST CEO and Executive shall use their best efforts and negotiate in good faith to determine the Performance Objectives for each Measuring Period, which Performance Objectives for any Measuring Period shall be no less stringent than those for the immediately preceding Measuring Period. All compensation paid to Executive shall be subject to withholding and other employment taxes imposed by applicable law.

                  5. STOCK OPTIONS. The Corporation is causing GST to grant to Executive on the date hereof pursuant to the stock option plans of GST the following options: (i) a five-year option (the "Firm Option") to purchase 150,000 Common Shares, without par value (the "Common Shares") of GST at an exercise price of $10.00 per Common Share, which shall be exercisable as to 50,000 Common Shares from and after the first anniversary of the date of grant, as to an additional 50,000 Common Shares from and after the second anniversary of the date of grant, and as to the remaining 50,000 Common Shares from and after the third anniversary of the date of grant; (ii) a five-year option (the "Trading Price Option") to purchase 150,000 Common Shares at an exercise price of $10.00 per Common Share, which shall be exercisable (a) as to 50,000 Common Shares, subsequent to the time that the Fair Market Value (as such term is hereinafter defined) of the Common Shares exceeds $13.75 for 20 consecutive trading days, but in no event earlier than March 11, 1998; (b) as to 50,000 Common Shares, subsequent to the time that the Fair Market Value of the Common Shares exceeds $16.50 for 20 consecutive trading days, but in no event earlier than March 11, 1999; and (c) as to the remaining 50,000 Common Shares, subsequent to the time that the Fair Market Value of the Common Shares exceeds $20.00 for 20 consecutive trading days, but in no event earlier than March 11, 2000; and (iii) a five-year option to purchase 150,000 Common Shares at an exercise price of $10.00 per Common Share ("Performance Option"), which shall be exercisable in the same installments as the Firm Option, but whose exercise shall also be subject to the achievement of the Performance Objectives. To the extent permissible under applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), each of the above options shall be granted so as to qualify as incentive stock options (within the meaning of the Code).

                  6. CHANGE OF CONTROL. In the event of a Change of Control (as such term is hereinafter defined), (i) the Firm Option and the Performance Option shall become exercisable in full (without regard to the terms under which they were originally granted) and (ii) the Trading Price Option shall become exercisable as to those portions thereof the exercise of which is predicated upon the attainment by the Common Shares of a Fair Market Value not greater than the valuation accorded the Common Shares in the transaction resulting in such Change of Control. By way of illustration, if in a merger resulting in a Change of Control, the Common Shares were valued at $18.00, the Trading Price Option would become exercisable (to the extent not theretofore exercisable) as to 100,000 Common Shares. In the case of a Change of Control in which the Common Shares are not valued, e.g., a transaction of the type identified in clause (3) below, the Trading Price Option shall become exercisable in full. For the purposes of this Agreement, (a) a Change of Control means (1) the direct or indirect sale, lease, exchange or other transfer of all or substantially all (50% or more) of the assets of GST or of the Corporation to any person or entity or group of persons or entities acting in concert as a partnership or other group (a "Group of Persons") excluding the GST Companies,
(2) the merger, consolidation or other business
combination of either or both of GST and the Corporation with or into another corporation with the effect that the shareholders of GST or the Corporation, as the case may be, immediately following the merger, consolidation or other business combination, hold 50% or less of the combined voting power of the then outstanding securities of the surviving corporation of such merger, consolidation or other business combination ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors of such surviving entity, (3) the replacement of a majority of the GST Board, of any committee of the GST Board, of the Board or any committee of the Board in any given year as compared to the directors who constituted the GST Board, such committee of the GST Board, the Board or such committee of the Board at the beginning of such year, and such replacement shall not have been approved by the GST Board or the Board, as the case may be, as constituted at the beginning of such year, or (4) a person or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended,) of securities of GST or of the Corporation representing 50% or more of the combined voting power of the then outstanding securities of such corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; and (b) Fair Market Value means the closing price of the Common Shares on the U.S. national securities exchange on which the Common Shares are listed (if the shares are so listed) or on the

NASDAQ National Market or Small Cap Market (if the Common Shares are regularly quoted on the NASDAQ National Market or Small Cap Market), or, if not so listed or regularly quoted or if there is no such closing price, the mean between the closing bid and asked prices of the Common Shares in the over-the-counter market or on such exchange or on NASDAQ, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Corporation. On the date hereof, the Common Shares are listed and traded on the American Stock Exchange and the Vancouver Stock Exchange.

                  7. ADDITIONAL BENEFITS. In addition to such base salary and any incentive compensation and bonuses awarded Executive he (and his family) shall be entitled to participate from and after the date hereof, to the extent he is (and they are) eligible under the terms and conditions thereof, in any profit sharing, pension, retirement, hospitalization, insurance, disability, medical service and insurance, stock option, bonus or other employee benefit plan available to the executive officers of the GST Companies that may be in effect from time to time during the period of Executive's employment hereunder. The GST Companies shall be under no obligation to institute or continue the existence of any such employee benefit plan.

                  8. LOAN TO EXECUTIVE. Executive is the owner of his primary residence located at the address set forth in the introductory paragraph of this Agreement (the "Primary Residence"). Executive shall use his best efforts to sell the Primary Residence as promptly as practicable after June 30, 1997. During the period commencing on the date hereof and ending when the Primary Residence is sold, the Corporation shall make available to Executive a loan in an amount not to exceed $100,000 (the "Relocation Loan"), the proceeds of which shall be utilized by Executive to purchase a new primary residence in the Vancouver, Washington area (the "New Primary Residence"), to pay the downpayment thereon and to pay the costs of ownership of the New Primary Residence, e.g., mortgage, insurance and maintenance costs and taxes based upon ownership of the New Primary Residence (the "New Residence Costs"). The Relocation Loan shall be disbursed from time to time as requested in writing by Executive. The Relocation Loan shall be due and payable on the third anniversary of the date hereof, provided that it shall be prepaid to the extent of the proceeds of sale of the Primary Residence and of the proceeds of sale of Common Shares acquired upon exercise of any of the options referred to in Paragraph 5 hereof. The Relocation Loan shall bear interest at the rate of 6% per annum and shall be evidenced by a promissory note substantially in the form of Exhibit A hereto made by Executive to the Corporation.

                  9. RELOCATION EXPENSES. The Corporation shall pay directly or reimburse Executive for the following expenses relating to Executive's relocation to the Vancouver, Washington area: (i) reasonable moving and storage costs, e.g., normal shipping services, including up to 30 days of temporary storage, packing, delivery, shipment of up to two vehicles, unpacking and furniture set-up, but not shipment of boats, crating of antiques, paintings or collections, storage in excess of 30 days; and (ii) costs not to exceed $2,500 per month for (a) a suitable temporary residence in the Vancouver, Washington area for Executive and his family, until such time as Executive and his family occupy the New Primary Residence, and (b) New Residence Costs, for a period commencing on July 1, 1997 and ending on the earlier to occur of (1) the sale of the Primary Residence, or (2) June 30, 1998.

                  10. REIMBURSEMENT OF EXPENSES. The Corporation shall reimburse Executive in accordance with applicable policies of the GST Companies for all expenses reasonably incurred by him in connection with the performance of his duties hereunder and the business of the GST Companies, upon the submission to the Corporation of appropriate receipts or vouchers and approval thereof by the Chief Accounting Officer of the Corporation, which approval shall not be unreasonably withheld or delayed. Executive shall also be entitled to receive a non-accountable expense allowance of $400 per month to reimburse him for the cost and expense of operating and maintaining a motor vehicle in furtherance of the services rendered by him hereunder, which costs and expenses may include without limitation, vehicle loan and lease payments, insurance premiums, gasoline and repair expenditures and other similar charges.

                  11. VACATION. Executive shall be entitled to four weeks' paid vacation in respect of each 12-month period during the term of his employment hereunder, such vacation to be taken at times mutually agreeable to Executive and the CEO. Vacation time shall not be cumulative from one 12-month period to the next, but Executive shall receive vacation pay at his then current salary rate for any vacation time not taken by him.

                  12. D & O INSURANCE COVERAGE. The Corporation shall use its best efforts to cause GST to obtain and maintain, at GST's cost and expense, directors' and officers' liability insurance coverage for the directors and officers of GST and the Corporation, including Executive. Nothing herein shall be deemed to require GST to provide such coverage for Executive if it is not then providing such coverage generally to its directors and officers. Executive shall not be required to serve in any office of the GST Companies if such coverage is not applicable to his service in such office.

                  13. RESTRICTIVE COVENANT. In consideration of his employment hereunder, Executive agrees that during the period of his employment hereunder and, in the event of termination of this Agreement (i) by Executive otherwise than for Employer Breach (as such term is defined herein) or (ii) by the Corporation for Cause (as such term is defined herein), for a further period ending one year after such termination, he will not (a) directly or indirectly own, manage, operate, join, control, participate in, invest in, or otherwise be connected with, in any manner, whether as an officer, director, employee, partner, investor or otherwise, any business entity that is engaged in the design, development, construction or operation of alternate access or other telecommunications networks, in providing long distance or other telecommunications services or in any other business in which the GST Companies, or any of them, are engaged during such period (each, a "Competing Business"), within the United States of America (1) in all locations in which the GST Companies, or any of them, are doing business, and (2) in all locations in respect of which at the time of such termination the GST Companies are actively planning for and/or pursuing a business opportunity, whether or not the GST Companies, or any of them, theretofore have submitted any bids, provided that if such

Competing Business is in competition with a business of the GST Companies that has commenced operations, the revenues from such business of the GST Companies must have represented at least 10% of the combined revenues of the GST Companies during the 12-month period preceding such termination of this Agreement. For the purposes of this Agreement, the GST Companies will be deemed to be "actively planning and/or pursuing a business opportunity," if any such opportunity is at a given point in time under active consideration by management of one or more of the GST Companies and the GST Companies have expended not less than $100,000 in connection with such opportunity; (b) for himself or on behalf of any other person, partnership, corporation or entity, call on any customer of the GST Companies for the purpose of soliciting, diverting or taking away any customer from the GST Companies; or (c) induce, influence or seek to induce or influence any person engaged as an employee, representative, agent or independent contractor by the GST Companies, or any of them, to terminate his or her relationship with the GST Companies, or any of them. Nothing herein contained shall be deemed to prohibit Executive from (x) investing his funds in securities of an issuer if the securities of such issuer are listed for trading on a national securities exchange or are traded in the over-the-counter market and Executive's holdings therein represent less than 2% of the total number of shares or principal amount of the securities of such issuer outstanding, or (y) owning securities, regardless of amount, of GST.

                  Executive acknowledges that the provisions of this Paragraph 13 are reasonable and necessary for the protection of the

GST Companies, and that each provision, and the period or periods of time, geographic areas and types and scope of restrictions on the activities specified herein are, and are intended to be, divisible. In the event that any provision of this Paragraph 13, including any sentence, clause or part hereof, shall be deemed contrary to law or invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect and any invalid and unenforceable provisions shall be deemed, without further action on the part of the parties hereto, modified, amended and limited to the extent necessary to render the same valid and enforceable.

                  14. CONFIDENTIAL INFORMATION. Executive shall hold in a fiduciary capacity for the benefit of the GST Companies all information, knowledge and data relating to or concerned with their operations, sales, business and affairs, and he shall not, at any time use, disclose or divulge any such information, knowledge or data to any person, firm or corporation (unless the GST Companies no longer treat such information as confidential) other than to the GST Companies or their designees and employees or except as may otherwise be required in connection with the business and affairs of the GST Companies; PROVIDED, HOWEVER, that Executive may use, disclose or divulge such information, knowledge or data (i) that is or becomes generally available to the public through no wrongful act on Executive's part; (ii) that was known to Executive prior to the date hereof; (iii) that Executive can demonstrate, to the reasonable satisfaction of the GST Companies, was independently developed by him or (iv) to the extent required by applicable court order or laws, rules and regulations.

                  15. EQUITABLE RELIEF. The parties hereto acknowledge that Executive's services are unique and that, in the event of a breach or a threatened breach by Executive of Paragraphs 13 or 14 hereof, the Corporation will not have an adequate remedy at law. Accordingly, in the event of any such breach or threatened breach by Executive, the Corporation shall be entitled to such equitable and injunctive relief as may be available to restrain Executive and any business, firm, partnership, individual, corporation or entity participating in such breach or threatened breach from the violation of the provisions hereof. Nothing herein shall be construed as prohibiting the Corporation from pursuing any other remedies available at law or in equity for such breach or threatened breach, including the recovery of damages and the immediate termination of the employment of Executive hereunder.

                  16. TRANSITION PERIOD. During the period commencing on the date hereof and ending on June 30, 1997, Executive's duties shall permit him to visit his family at the Primary Residence for at least two days in every 14-day period, the reasonable round trip costs of such visit to be borne by the Corporation.

                  17. DEATH. In the event of termination of Executive's employment hereunder by reason of his death, the Corporation shall pay a benefit (the "Benefit Payment") to such person or persons as Executive shall, at his option, from time to time designate by written instrument delivered to the Corporation, each subsequent designation to revoke all prior designations, or if no such designation is made, to Executive's estate (the "Payment

Beneficiary"). The Benefit Payment shall be in an amount equal to one and one-half times Executive's then current annual base salary, and shall be payable to the Payment Beneficiary in equal quarterly installments over a period of one and one-half years, provided that if the GST Companies, or any of them, then maintain a life insurance policy on the life of Executive under which they are the beneficiary, the amount of the death benefit payable thereunder, to a maximum amount equal to the Benefit Payment, less installments of the Benefit Payment theretofore paid, shall be paid to the Payment Beneficiary on the Benefit Payment installment payment date next succeeding the date on which the GST Companies receive such death benefit proceeds and the remainder of the Benefit Payment, if any, shall be paid in equal quarterly installments as provided above.

                  18. DISABILITY. In the event that during the term of his employment by the Corporation Executive shall become Disabled (as such term is hereinafter defined) he shall continue to receive the full amount of the base salary to which he was theretofore entitled for a period of six months after he shall be deemed to have become Disabled (the "First Disability Payment Period"). If the First Disability Payment Period shall end prior to the third anniversary of the Effective Date, Executive thereafter shall be entitled to receive salary at an annual rate equal to one-half of his then current annual base salary for a further period ending on the earlier of (i) one year thereafter, or (ii) the day preceding the third anniversary of the Effective Date (the "Second Disability Payment Period"). Upon the expiration of the Second Disability Payment Period, Executive shall not be entitled to receive any further payments on account of his base salary until he shall cease to be Disabled and shall have resumed his duties hereunder and provided that the Corporation shall not have theretofore terminated this Agreement as hereinafter provided. The Corporation may terminate this Agreement and Executive's employment hereunder at any time after Executive is Disabled, upon at least 10 days' prior written notice; provided, however, that such termination shall not affect the Corporation's obligations to make payments to Executive during the First Disability Payment Period or the Second Disability Payment Period. For the purposes of this Agreement, Executive shall be deemed to have become Disabled when (x) by reason of physical or mental incapacity, Executive is not able to perform a substantial portion of his duties hereunder for a period of 135 consecutive days or for 135 days in any consecutive 225-day period or (y) when Executive's physician or a physician designated by the Corporation shall have determined that Executive shall not be able, by reason of physical or mental incapacity, to perform a substantial portion of his duties hereunder. In the event that Executive shall dispute any determination of his Disability pursuant to clauses (x) or (y) above, Executive shall not be deemed to be Disabled unless and until three physicians qualified to practice medicine in the United States of America, one to be selected by the Corporation, one to be selected by Executive and the third to be selected by the designated physicians, have determined (by a majority vote) that Executive is Disabled. If Executive shall receive benefits under any disability policy maintained by the GST Companies, the Corporation shall be entitled to deduct the amount equal to the benefits so received from base salary that they otherwise would have been required to pay to Executive as provided above.

                  The  foregoing   provisions   regarding  disability  shall  be
adjusted during the term hereof to match the most favorable disability benefits provided to any other senior executive of the GST Companies.

                  19. TERMINATION FOR CAUSE. The Corporation may at any time upon written notice to Executive terminate Executive's employment for Cause. For purposes of this Agreement, the following shall constitute Cause: (i) the willful and repeated failure of Executive to perform any material duties hereunder or gross negligence of Executive in the performance of such duties, and if such failure or gross negligence is susceptible of cure by Executive, the failure to effect such cure within 20 days after written notice of such failure or gross negligence is given to Executive; (ii) excessive use of alcohol or illegal drugs interfering with the performance of Executive's duties hereunder;
(iii) theft, embezzlement, fraud, misappropriation of funds, other acts of dishonesty or the violation of any law or ethical rule relating to Executive's employment by the Corporation; (iv) the conviction of a felony or other crime involving moral turpitude by Executive; or (v) the breach by Executive of any other material provision of this Agreement, and if such breach is susceptible of cure by Executive, the failure to effect such cure within 30 days after written notice of such breach is given to Executive. For purposes of this Agreement, an action shall be considered "willful" if it is done intentionally, purposely or knowingly, distinguished from an act done carelessly, thoughtlessly or inadvertently. In any such event, Executive shall be entitled to receive his base salary to and including the date of termination.

                  20. PERFORMANCE OBJECTIVES TERMINATION. The Corporation may also terminate this Agreement if the GST Companies fail to achieve the Performance Objectives for any two consecutive Measuring Periods during the Term and the Corporation or GST has given written notice to Executive of such failure within 90 days after the end of the second of such two Measuring Periods. In any such event, (i) the Corporation shall pay to Executive, as liquidated damages, a sum equal to 75% of his then current annual base salary (the "Termination Payment") in a single payment within 10 days after such termination; and (ii) the Firm Option thereupon shall become exercisable in full (without regard to the anniversaries on which such options are exercisable). Upon receipt of the Termination Payment, Executive shall deliver to the Corporation his resignation as an officer and director of the Corporation and GST.

                  21. TERMINATION FOR EMPLOYER BREACH. Executive may upon written notice to the Corporation terminate this Agreement (a termination for "Employer Breach") in the event of the breach by the Corporation of any material provision of this Agreement, including without limitation, a breach by either of the Corporation or GST of Paragraph 1 hereof or a breach by the Corporation of Paragraph 4 hereof, and if such breach is susceptible of cure, the failure to effect such cure within 30 days after written notice of such breach is given to the Corporation. The termination of this Agreement by Executive by reason of Employer Breach shall not constitute a waiver by Executive of any of his rights to compensation of any kind hereunder.

                  22. INSURANCE POLICIES. The GST Companies shall have the right from time to time to purchase, increase, modify or terminate insurance policies on the life of Executive for the benefit of the GST Companies, in such amounts as the GST Companies shall determine in their sole discretion. In connection therewith, Executive shall, at such place or places as the GST Companies may reasonably direct, submit himself to physical examinations on an annual basis (or more frequently) should an insurer or prospective insurer so require, and execute and deliver such documents as the GST Companies may deem necessary to obtain such insurance policies.

                  23. SURVIVAL OF PROVISIONS. Neither the termination of this Agreement, nor of Executive's employment hereunder, shall terminate or affect in any manner any provision of this Agreement that is intended by its terms to survive such termination.

                  24. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and any other prior agreement between the GST Companies and Executive with respect to the subject matter hereof is hereby superseded and terminated effective immediately and shall be without further force or effect. No amendment or modification hereto shall be valid or binding unless made in writing and signed by the party against whom enforcement thereof is sought.

                  25. NOTICES. Any notice required, permitted or desired to be given pursuant to any of the provisions of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered in person or by responsible overnight delivery service or sent by certified mail, return receipt requested, postage and fees prepaid as follows:

                           If to the Corporation, at its address set forth above, ATTENTION: Chief Executive Officer, with a copy to:

                           Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York  10022
                           Attention: Stephen Irwin, Esq.

                           If to Executive, at his address set forth above with a copy to:

                           Kirkpatrick & Lockhart LLP
                           1800 Massachusetts Avenue, N.W.
                           Washington, D.C.  20036
                           Attention: Cary J. Meer, Esq.

Any of the parties hereto may at any time and from time to time change the address to which notice shall be sent hereunder by notice to the other parties given under this Paragraph 25. The date of the giving of any notice hand delivered or delivered by responsible overnight carrier shall be the date of its delivery and of any notice sent by mail shall be the date five days after the date of the posting in the mail.

                  26. NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement, nor the right to receive any payments hereunder, may be assigned by Executive or the Corporation without the prior written consent of the other party hereto. This Agreement shall be binding upon Executive, his heirs, executors and administrators and upon the Corporation, its successors and permitted assigns.

                  27. WAIVERS. No course of dealing nor any delay on the part of the Corporation or Executive in exercising any rights hereunder shall operate as a waiver of any such rights. No waiver of any default or breach of this Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

                  28. INVALIDITY. If any clause, paragraph, section or part of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, paragraph, section or part of this Agreement.

                  29. FURTHER ASSURANCES. Each of the parties shall execute such documents and take such other actions as may be reasonably requested by the other party to carry out the provisions and purposes of this Agreement in accordance with its terms.

                  30. ATTORNEYS' FEES. If any action, suit or proceeding is filed by any party to enforce or rescind this Agreement or otherwise with respect to the subject matter of this Agreement, the party prevailing on an issue shall be entitled to recover with respect to such issue, in addition to costs, reasonable attorneys' fees incurred in preparation or in prosecution or defense of such action, suit or proceeding as fixed by the arbitrator or trial court, and if any appeal is taken from the decision of the trial court, reasonable attorneys' fees as fixed on appeal.

                  31. GOVERNING LAW. This Agreement shall be governed, interpreted and construed in accordance with the terms of the State of Delaware, except that body of law relating to choice of laws.

                  IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be duly executed as of the day and year first above written. GST USA, INC.

                                             By: /s/ John Warta
                                                --------------------------------
                                                Name:  John Warta
                                                Title: Chief Executive Officer
                                                      /s/ Joseph Basile
                                                ------------------------------
                                                          JOSEPH BASILE

THE FOREGOING AGREEMENT IS
CONSENTED TO AND ACKNOWLEDGED:

GST TELECOMMUNICATIONS, INC.

By:    /s/ John Warta
     ------------------------
     Name:  John Warta
     Title: Chairman and Chief Executive Officer

                                                                       EXHIBIT A

                        PROMISSORY NOTE (NON-NEGOTIABLE)

$100,000                                                   Vancouver, Washington
                                                                __________, 199_

                  For value received, the undersigned promises to pay to GST USA, Inc. ("GUSA") on ____________, 200_ [THREE YEARS AFTER DATE] the principal sum of One Hundred Thousand ($100,000) Dollars, or if less, the aggregate unpaid principal sum of all advances (the "Advances") made by GUSA or its affiliates to the maker of this Note in respect of the Relocation Loan pursuant to the terms and conditions of a certain Employment Agreement dated March 11, 1997 between GUSA and the maker of this Note (the "Employment Agreement"). Each advance and interest thereon shall be payable by check, subject to collection, to the order of GUSA.

                  Each Advance shall bear interest at the rate of six (6%) percent per annum from the date that it is made until the date that it is repaid.

                  This Note shall be prepaid to the extent of proceeds of sale of the Primary Residence and of any Common Shares acquired upon exercise of the options described in Paragraph 5 of the Employment Agreement.

                  GUSA is hereby authorized to enter on the Schedule attached hereto the amount of each advance and each payment of principal thereon, without any further authorization on the part of the maker or any endorser or guarantor of this Note, but GUSA's failure to make such entry shall not limit or otherwise affect the obligations of the maker or any endorser or guarantor of this Note.

                  If this Note is not paid in full when due, the undersigned hereby agrees to pay all costs and expenses of collection, including reasonable attorneys' fees.

                  This Note shall become  immediately  due and payable,  without notice or demand, upon the happening of any of the following events: the making by the maker or any guarantor of this Note of an assignment for the benefit of creditors, or a trustee or receiver being appointed for the maker or any such guarantor or for any property of any of them, or any proceeding being commenced by or against the maker or any such guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute.

                  The undersigned and all endorsers and guarantors hereof, jointly and severally waive presentment, demand for payment, notice of dishonor, notice of protest and protest, and all other notices or demands in connection herewith and assent to any extension or postponement of the time of payment or other indulgence or release of any party, whether by operation of law or otherwise.

                  No delay by GUSA in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatever or modification of the terms hereof shall be valid unless set forth in writing and signed by the maker of this Note and GUSA. No waiver shall be deemed a continuing waiver or waiver of any subsequent breach or default, whether of a similar or different nature, unless expressly so stated in writing.

                  This Note is made and delivered in and shall be governed by and construed in accordance with the laws of the State of Delaware, except that body of law relating to choice of laws.

                  All capitalized terms used herein and not otherwise defined shall have the meanings accorded them in the Employment Agreement.





                                                 ------------------------------
                                                 JOSEPH BASILE

                                SCHEDULE TO NOTE

Maker:  Joseph Basile                              Date of Note: _________, 199_

                                                Unpaid
                           Amount of           Principal
          Amount of        Principal          Balance of         Name of Person
Date       Advance          Repaid               Note            Making Notation

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                                      -25-